U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 1, 2000

                          AMERICA'S SPORTS VOICE, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

                                    NEW YORK
                                    --------
                        (Current state of incorporation)


          0-28103                                          11-3363563
          -------                                          ----------
    (Commission File No.)                                (IRS Employer
                                                       Identification No.)

247 Broadway
Huntington, New York                                          11743
--------------------                                          -----
(Address of principal executive offices)                    (Zip code)

Registrant's telephone number, including area code: (631) 754-9200

Item 2.  Acquisition or Disposition of Assets.

     Effective May 1, 2000, the Company acquired all of the issued and outstanding securities of Gourmet Cuisines International, Ltd. and its three wholly owned subsidiary companies, including Hannelore Gourmet Foods, Ltd., Cooking ala Italiano, Inc. and Hannelore Gourmet Foods, Utica, Inc. (hereinafter jointly referred to as "GCI"). The nature and amount of consideration given in connection with the agreement was the issuance by the Company of 400,000 shares of the Company's "restricted" common stock. The consideration given and received was determined by arms-length negotiations between the principals of the Company and the GCI shareholders. No material relationship existed or presently exists between management of the Company and the GCI shareholders.

     The Company initially received an assignment of a security interest from Finova Capital Corporation ("Finova"), which held a first position security interest in all of the assets of GCI, for which the Company paid an aggregate of $219,000. The outstanding principal balance owed by GCI to Finova was $1,228,000 immediately prior to the assignment of the security interest to the Company.

     In order to obtain the $219,000 necessary to acquire the security interest, the Company obtained a loan from a minority shareholder in such amount. The terms of this loan included interest accruing at the rate of 10% per annum, which loan is due and payable two years from issuance. The relevant note requires that interest only be paid during the two year term of the note, which interest is payable quarterly.

     GCI is the processor and producer of a variety of high-quality gourmet foods. GCI was incorporated under the laws of the State of Delaware in 1982. GCI specializes in producing gourmet foods which are sold primarily to the airline industry, food service companies, catering operations, resort hotels and upscale restaurants. It generated approximately $3 million in revenues during the fiscal year ended December 31, 1999.

     Management intends to expand GCI's current operations into additional areas of business including government school contracts, home replacement meals, specialty gourmet food catalogs, department stores and food emporiums, wholesale food processing and cruise shipping lines. In addition, management is looking to increase the current business within the airline and hotel industry.

     These proposed increases will necessitate the expansion to a new facility to be built in Utica, New York. The 43,000 square foot facility will be built on a five acre site. As of the date of this Report, management has held discussions with the federal government, the State of New York and the City of Utica, NY, for purposes of exploring the possibility of having these governmental entities provide grants to the Company to assist in this expansion. As a result, the Company has received a grant from the Empire State Development Corp. in the amount of $375,000, to be utilized for the purchase of new equipment at the proposed new plant, and a grant from the NY State Department of Labor, to cover 50% of payroll once the new plant commences operations. Discussions are currently being conducted to obtain additional grants, including a $500,000 grant for working capital purposes and $400,000 to train new employees.

     In addition, the Company has received a commitment from First Albany, an NASD licensed broker-dealer, who has agreed to underwrite an Industrial Development Bond Issue through the City of Utica Industrial Development Agency in the amount of $7.2 million, in order to allow the Company to build the applicable plant. The proposed interest rate on these bonds is 3.75%. While no assurances can be provided, it is anticipated that this offering will close in June 2000.

     In order to implement this new business venture, the Company requires an additional capital infusion of approximately $150,000, which the Company expects it will be able to borrow. However, as of the date of this Report, the Company does not have a definitive agreement with any third party who has agreed to loan the Company all or any portion of the capital believed by management to be necessary.

     At present, GCI owns and operates an eighteen thousand square foot facility located in Huntington, New York, which has been approved by the United States Department of Agriculture (USDA), the Federal Drug Administration (FDA) and the New York State Health Department (NYSHD). In addition, the USDA maintains an office on site at GCI.

     GCI employs worldwide, award winning chefs. It's executive chef is a certified Master Chef with more than thirty years of experience. He has created many award-winning recipes that GCI prepares for the airlines, luxury hotels and upscale catering operations. He is a member of the Chaine des Rotisseurs and was warded the Societe Culinaire Philanthropique (the French Government's highest culinary Medal of Honor). GCI's chefs have won the Long Island Culinary Association's Chef of the Year Award and the International Culinary Olympics four times. They are recognized worldwide for their epicurean expertise and keen understanding of the rigorous demands placed on food service providers.

     GCI offers over five hundred unique recipes that it prepares from the freshest foods and prime meats on behalf of its customers. Numerous items are produced by hand, from all natural ingredients and shipped fresh in vacuum-sealed packages. It also has the capability to prepare items tailor made to its customer's taste and budget requisites.

Item 4.  Changes in Registrant's Certifying Accountant.

     On May 22, 2000, Geller, Marzano & Company CPAs, P.C. ("Geller"), the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Geller contained a going concern opinion.

     Also on May 22, 2000, the Registrant engaged the accounting firm of Horton & Company L.L.C., independent public accountants, to audit the Registrant's fiscal year ending June 30, 2000, as well as future financial statements, to replace the firm of Geller, Marzano & Company CPAs, P.C., which was the principal independent public accountant as reported in the Registrant's Form 10-SB, as filed with the Securities & Exchange Commission. This change in
independent   accountants  was  approved  by  the  Board  of  Directors  of  the
Registrant.

     There were no disagreements within the last two fiscal years and subsequent periods with Geller on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Geller, would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Company has requested that Geller furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated May 22, 2000, is filed as Exhibit 16.1 to this Form 8-K.

Item 7(a) and 7(b). Financial Statements and Pro Forma Financial Statements

     The Registrant hereby undertakes to file an amendment to this Form 8-K within sixty (60) days from the date of this filing, to include the audited financial statements of GCI for the fiscal years ended December 31, 1999 and 1998, as well as the unaudited, interim financial statements for the three month period ended March 31, 2000 and the unaudited pro forma financial statements of the Company subsequent to the acquisition described herein.

Item 7(c).  Exhibits.

     Number                Exhibit
     ------                -------

      2.4 Agreement to Purchase Shares between the Company and the GCI shareholders

      2.5                  Assignment of Security Interest

      2.6                  Promissory Note in the principal amount of
                           $219,000

     16.1                  Letter of Resignation of Registrant's
                           independent certified accountant, Geller,
                           Marzano, P.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICA'S SPORTS VOICE, INC.



                                       By:s/ Angelo J. Panzarella
                                          --------------------------
                                          Angelo J. Panzarella
                                          President

Dated:  May 22, 2000

                          AMERICA'S SPORTS VOICE, INC.
                         -------------------------------

                                   EXHIBIT 2.4

                         -------------------------------

                          AGREEMENT BETWEEN THE COMPANY
                            AND THE GCI SHAREHOLDERS

                         -------------------------------

                          AGREEMENT TO PURCHASE SHARES

     AGREEMENT made this 3rd day of April, 2000 by and between AMERICA'S SPORTS VOICE, INC., (hereinafter referred to as "ASPV") with its principal place of business located at 247 Broadway, Huntington, New York 11743,(hereinafter referred to as "Purchaser") and FRANK CASCIARI, residing at 12 Rosebrook Road, New Canaan , Connecticut 06840 and NORMAN BIEBER, residing at 34 Turner Drive, Chappaqua, New York 10514(hereinafter referred to as ("Sellers").

                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, FRANK CASCIARI (hereinafter referred to as "CASCIARI") is the owner of Fifty (50%) Percent of the issued and outstanding shares of GOURMET CUISINES INTERNATIONAL, LTD., (hereinafter referred to as the ("Corporation"); and

     WHEREAS, Seller CASCIARI wishes to sell his ownership in the Corporation purchased by Purchaser; and

     WHEREAS, NORMAN BIEBER (hereinafter referred to as "BIEBER")is the owner of Fifty (50%) Percent of the issued and outstanding shares of GOURMET CUISINES INTERNATIONAL, LTD., (hereinafter referred to as the ("Corporation"); and

     WHEREAS, Seller BIEBER wishes to sell his ownership interest in the Corporation purchased by Purchaser; and

     WHEREAS, Seller CASCIARI is the owner of One Million (1,000,000) shares of GOURMET CUISINES INTERNATIONAL, LTD., (hereinafter referred to as ("Gourmet"); and

     WHEREAS, Seller CASCIARI wishes to have One Million (1,000,000) shares of Gourmet purchased by ASPV; and

     WHEREAS, Seller BIEBER is the owner of One Million(1,000,000) shares of GOURMET CUISINES INTERNATIONAL, LTD., (hereinafter referred to as ("Gourmet"); and

     WHEREAS, Seller BIEBER wishes to have One Million (1,000,000) shares of Gourmet purchased by ASPV.

     NOW, THEREFORE, in consideration of the mutual covenants and other good and valuable consideration, the parties hereby agree as follows:

1.  PURCHASE OF SHARES.
    -------------------

     1.1 Purchase. Subject to the terms and conditions set forth herein, each of the Sellers agree to sell One Million (1,000,000) shares representing in the aggregate one hundred (100%) percent of all of their interest in Gourmet and the Purchaser agrees to purchase said Shares for the purchase price and on the terms set forth in Section 1.2 below.

     1.2 Purchase Price. The aggregate purchase price (the "Purchase Price") to be paid to each of the Sellers for the Shares shall be Two Hundred Thousand (200,000) Shares of AMERICA'S SPORTS VOICE, INC. (400,000 shares in the aggregate) from ASPV.

     1.3 Additional Consideration. As additional consideration, ASPV agrees that immediately upon Closing it will release CASCIARI and BIEBER from their personal guarantees of the loans which ASPV acquired from Finova Capital Corp.

     1.4 Restrictive Legend. The shares issued pursuant to this Section 1.2 shall bear a legend providing that the shares shall be restricted from sale for a two (2) year period commencing with the date of the Closing.

     1.5 Delivery of ASPV Shares. The shares of ASPV which constitute the Purchase Price under this Agreement shall be delivered to Purchasers within thirty (30) days of the date of the Closing.

2.   REPRESENTATIONS AND WARRANTIES OF SELLERS.
     ------------------------------------------

     In order to induce the Purchaser to enter into this Agreement and to consummate the transactions contemplated hereunder, the Sellers hereby makes the following representations and warranties, each of which shall be deemed to be independently material and relied upon by the Purchaser:

     2.2 Organization of the Corporation. Other than the Delaware franchise fee, the Corporation is duly organized, and have full power and authority and licenses to conduct its businesses in the manner now conducted, and to own its properties in the manner and in the places where such properties are presently located.

     2.3 Capitalization. Sellers own and hold their shares in the Corporation beneficially and of record free and clear of any claims, restrictions, liens, and encumbrances of any kind whatsoever and free of any rights of assignment or options of any third party, other than the lien of Finova Financial Corp. and pledge of stock to Finova Financial Corp.

     2.4 Authority. The Sellers have full legal right, power and authority to execute and deliver this Agreement and to consummate all of the transactions contemplated herein. This Agreement constitutes the authorized, valid and legally binding obligation of the Corporation and the Sellers enforceable in accordance with its terms.

     2.5 Disclosure. All facts material to the assets, business, operations, financial condition and prospects of the Corporation have been disclosed to the Purchaser pursuant to this Agreement. This Agreement does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements herein or therein contained not misleading.

     2.6 Subsidiaries. The following are the only subsidiaries of Gourmet Cuisines International, Ltd: Hannelore Gourmet Foods, Hannelore Enterprises, Ltd. and Eaten Bagels, Inc. There are no other entities which own or control assets which are necessary to the operation of Hannelore Gourmet Foods, Inc.

3.  REPRESENTATIONS AND WARRANTIES OF PURCHASER.
    --------------------------------------------

Purchaser represents and warrants to the Sellers as follows:

     3.1 Organization. The Purchaser is a Corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation.

     3.2 Authority. The Purchaser has full legal right, power and authority to enter into this Agreement and to consummate all of the transactions contemplated hereby.

4.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER.
     -----------------------------------------------------

     The obligations of the Purchaser under this Agreement, including the obligation of the Purchaser to purchase the Share, are subject to the fulfillment of each of the following conditions at or prior to the Closing Date, any of which may be waived by the Purchaser:

     4.1 Accuracy of Representations and Warranties. The representations and warranties of the Sellers contained in this agreement shall be true on and as of the Closing Date, in all material respects, with the same effect as though made on and as of the Closing Date.

     4.2 Performance of Agreements. The Corporation and the Sellers shall have performed or caused to be performed all obligations and agreements and complied or caused to be complied with all covenants and conditions contained in this Agreement to be performed or complied with by such party on or prior to the Closing Date.

     4.3 Additional Documents and Acts The Corporation and the Sellers shall have delivered or caused to be delivered all other documents and done or caused to be done all other acts or things reasonably requested by the Purchaser to evidence compliance with the conditions set forth in this Section.

5.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLER.
     --------------------------------------------------

         The obligations of the Sellers under this Agreement, including the obligation to sell the shares, are subject to the fulfillment of the following conditions at or prior to the Closing Date, any of which may be waived by the Sellers.

     5.1 Accuracy of Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall be true on and as of the Closing Date, in all material respects, with the same effect as though made on and as of the Closing Date.

     5.2 Performance of Agreements Purchaser shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed or complied with by such party on or prior to the Closing Date.

     5.3 Payment. Purchaser shall have made payment of the closing price at Closing. 5.4 Additional Documents and Acts. The Purchaser shall have delivered or caused to be delivered all other documents and done or caused to be done all other acts or things reasonably requested by the Sellers to evidence compliance with the conditions set forth in this Section 5.

6.   CLOSING.
     -------

     The closing of the purchase and sale of the Shares (the "Closing") shall be held at the offices of the Corporation before April 19, 2000, at 10:00 A.M. (the "Closing Date"), on a business day designated by the Purchaser on not less than three (3) days prior written notice to the Seller.

7.   FURTHER ASSURANCES.
     ------------------

     The Purchaser and the Sellers agree to execute and deliver to each other such further documents or instruments and to take all such actions as may be reasonable and necessary in furtherance of the performance of the terms, covenants and conditions of this Agreement. The provisions of this Section 7 shall survive the Closing.

8.   COST AND EXPENSES.
     ------------------

     The parties hereto shall bear their own costs and expenses in connection with this Agreement and the transactions contemplated hereby.

9.   MISCELLANEOUS.
     --------------

     The parties agree to vote their shares in the Corporation in such a manner as to approve the transaction contemplated by this Agreement.

     9.1 Benefits. This Agreement shall be binding upon and/or to the benefits of the parties hereto, and their respective heirs, executors, administrators, successors and assigns.

     9.2 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or any alleged breach thereof, shall be settled by arbitration before or in accordance with the Rules and Regulations then obtaining of the American Arbitration Association and judgment may be entered upon such award thereof.

     9.3 Governing Law. All matters relating to this Agreement shall be governed, construed and controlled by and under the laws of the State of New York. 9.4 Notices. All notices required to be sent pursuant to this Agreement shall be either hand-delivered, sent by overnight carrier, or telecopier delivery, to the address first set forth above notice shall be deemed given upon receipt; in the event of overnight delivery, notice shall be deemed to have been received on the day following the day the notice is delivered to the overnight carrier.

     9.5 No Amendments. No amendment or modification of this Agreement shall be effective unless evidenced by writing signed by all of the parties hereto.

     9.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and such instrument for recital purposes shall be deemed to have been made, executed, and delivered on the date hereof, regardless of the actual time or ties when the same or any counterparts thereof may be made, executed and delivered.

     9.7 Exhibits. All exhibits hereto are hereby incorporated by reference and shall be binding upon both parties and the Corporation.

     IN WITNESS WHEREOF, the partes hereto have set their hands and caused this Agreement to be duly authorized and executed on the day and year first above written.

                                    AMERICA'S SPORTS VOICE, INC.

                                    By:  s/Angelo Panzarella  President
                                       ------------------------------------

                                    s/Frank Casciari
                                    ---------------------------------------
                                          FRANK CASCIARI

                                    s/Norman Bieber
                                    ---------------------------------------
                                          NORMAN BIEBER

                          AMERICA'S SPORTS VOICE, INC.
                         -------------------------------

                                   EXHIBIT 2.5

                         -------------------------------

                         ASSIGNMENT OF SECURITY INTEREST

                         -------------------------------

                                                    FINOVA
                                                    FINANCIAL INNOVATORS

                                                    FINOVA CAPITAL CORPORATION
                                                    BUSINESS CREDIT

                                                    111 WEST 40TH STREET
                                                    NEW YORK, NY 10018-2506

                                                    TEL 212 403 0700
                                                    FAX 212 403 913




                                      April 3, 2000



VIA FACSIMILE
-------------

Angelo Panzerella
America's Sports Voice, Inc.
c/o Weiss & Federici, LLP
30 Main Street
Port Washington, NY 11050

              Re:      ASSIGNMENT OF SECURITY INTEREST

Dear Mr. Panzerella:

     We hereby acknowledge that we will assign without representation, warranty or covenant expressed or implied and without recourse to us in any event whatsoever all our right, title and interest in and to the assets owned by
Hannelore Gourmet Foods, Inc. ("Borrower"), and delivery of certain Stock Certificates and Stock Pledge Agreements of Gourmet Cuisines International, Ltd., Norman Bieber and Frank Casciari as more particularly described herein (collectively, the "Guarantors") upon our confirmation of receipt of good funds in the amount of $219,000. Any and all assignments of our right, title and interest in and to the assets owned by the Borrower or the Guarantors, the Lost Note Certificate, Assignment of Loan Agreement, UCC-3 Assignments, Stock Pledge Agreements, and those certain stock certificates as follows: (1) Stock
Certificate Number 1, pledged by Gourmet Cuisines International, Ltd. representing 100 shares of the outstanding common stock of the Borrower; (2) Stock Certificate Number 1, pledged by Norman Bieber, representing 1,000,000 shares of the outstanding common stock of Gourmet Cuisines International, Ltd.;
(3) Stock Certificate Number 2, pledged by Frank Casciari, representing 1,000,000 shares of the outstanding common stock of the Gourmet Cuisines International, Ltd.; and (4) any and all assignments of any other documents or instruments, all of the foregoing are made without warranty or covenant or representation, either expressed or implied and without recourse to us in any event whatsoever. FINOVA, Borrower and Guarantors hereby mutually release and forever discharge each other, their respective successors, representatives, assigns, officers, directors, agents, employees and attorneys from any and all claims, demands, debts, liabilities, actions, and causes of action of every kind and character based upon or arising out of the Financing Agreement dated July 13, 1992 (together with all amendments and modifications thereto) by and between FINOVA and Borrower.

     We hereby agree to execute and deliver to Weiss & Federici (as Eescrow Agent) pursuant to the Escrow Letter dated April 3, 2000 by and between Weiss & Federici and Ruskin, Moscou, Evans & Faltischek, P.C., the executed Lost Note Certificate, Assignment of Loan Agreement, UCC-3 Assignments, Stock Pledge
Agreements,   and  those  certain  stock  certificates  as  follows:  (1)  Stock
Certificate Number 1, pledged by Gourmet Cuisines International, Ltd. representing 100 shares of the outstanding common stock of the Borrower; (2) Stock Certificate Number 1, pledged by Norman Bieber, representing 1,000,000 shares of the outstanding common stock of Gourmet Cuisines International, Ltd.;
(3) Stock Certificate Number 2, pledged by Frank Casciari, representing 1,000,000 shares of the outstanding common stock of the Gourmet Cuisines International, Ltd.; and (4) other documents reasonably required to assign FINOVA's right, title and interest in the assets of Borrower. Any and all assignments of our right, title and interest in and to the assets owned by the Borrower and the Guarantors, and any and all assignments of any other document or instrument are made without warranty or covenant or representation, either expressed or implied and without recourse to us in any event whatsoever.

Funds may be wired to FINOVA as follows:

         ABA#              021-000-089
         Account#          40688348
         Bank:             Citibank, N.A.
         Addr:             New York, New York
         FINOVA Capital Funding, L.P.
         Ref:              Hannelore Gourmet Foods, Ltd.
         OBI:              ZQX 30013 ZQX

     This Agreement may be executed in counterparts each of which when so executed shall be deemed an original but all such counterparts shall together constitute but one and the same instrument. A fax copy of a counterpart of this letter shall be deemed to be an original thereof for all purposes.

Very truly yours,

FINOVA Capital Corporation                      AGREED AND ACCEPTED
                                                America's Sports Voice, Inc.

By:   s/Frank Monzo                             By:  s/Angelo J. Panzarella
   ---------------------------------------         -----------------------------
     Frank Monzo, Assistant Vice President         Angelo Panzerella, President

ACCEPTED, AGREED
AND CONSENTED TO:

s/Norman Bieber
------------------------------------------
Norman Bieber, Guarantor

s/Elaine Bieber
------------------------------------------
Elaine Bieber, Guarantor

s/Frank Casciari
------------------------------------------
Frank Casciari, Guarantor

s/Marilyn Casciari
------------------------------------------
Marilyn Casciari, Guarantor

GOURMET CUISINES INTERNATIONAL, LTD., GUARANTOR


By:  s/Norman Bieber
   --------------------------------------------
      Norman Bieber, Chairman

                          AMERICA'S SPORTS VOICE, INC.
                         -------------------------------

                                   EXHIBIT 2.6

                         -------------------------------

                             PROMISSORY NOTE IN THE
                          PRINCIPAL AMOUNT OF $219,000

                         -------------------------------

                           NEGOTIABLE PROMISSORY NOTE

                                                       April 28, 2000
$ 219,000.00                                           Port Washington, New York

                  For value received, AMERICAN SPORTS VOICE, undersigned (the "Borrower"), 247 Broadway, Huntington, New York 11743, promises to pay to MGZ INTERNATIONAL CORP., (the "Lender"), 80 Broad Street, New York, New York 10004, or such other place as may be designated by the Lender, the principal sum of TWO HUNDRED NINETEEN THOUSAND ($219,000.00) DOLLARS together with interest at the rate of eight (8%) percent from the date hereof. The full principal amount and all interest shall be paid by Borrower to Lender on April 28, 2001.

                  1. Default. This Note shall become immediately due and payable without notice or demand upon the occurrence of any of the following events of default: failure of Borrower to pay any installment of principal and interest when due or filing of a voluntary or involuntary petition under any provision of the state or federal insolvency law (whether for bankruptcy, reorganization, arrangement, composition, extension, wage earner's plan, or otherwise) by or against the Borrower.

                  2.  Waiver.  Presentment,  demand,  protest,  notice  of   the
foregoing and notice of dishonor, are hereby waived.

                  3. Collection. After the expressed or accelerated maturity of this Note, the Borrower shall pay interest on unpaid balances at the maximum allowable legal rate. In the event that the Lender institutes an action upon this Note, the Borrower shall pay, in addition to unpaid principal, interest, and late charges, the expenditures incurred by the Lender, including an attorney's fee of twenty (20%) percent of the amount then owing.

                  4. Maximum Rate. If at any time it is determined that the rate of interest set forth herein exceeds the maximum amount allowed by law, said rate of interest shall be retroactively reduced to the maximum rate allowed by law.

                  5. Prepayment. This Note may not be prepaid without the consent of the Lender.

                  6. Construction. This Note shall be governed by and construed in accordance with the laws of the State of New York.

                  7. Benefit. This Note shall be binding upon and inure to the benefit of the Borrower and the Lender and his respective successors and assigns.

                                    AMERICAN SPORTS VOICE, INC.

                                    By:  s/Angelo Panzarella
                                       ---------------------------------------
                                       Angelo Panzarella, President

                          AMERICA'S SPORTS VOICE, INC.
                         -------------------------------

                                  EXHIBIT 16.1

                         -------------------------------

                            LETTER OF RESIGNATION OF
                       REGISTRANT'S INDEPENDENT CERTIFIED

                ACCOUNTANT, GELLER, MARZANO & COMPANY CPAS, P.C.
                         -------------------------------

                      GELLER, MARZANO & COMPANY CPAs, P.C.
                          Certified Public Accountants
                  30 Main Street Port Washington, NY 11050-2994
                                TEL: 516-883-1850
                                FAX: 516-944-5173
NORMAN G. GELLER, CPA         www.gellermarzano.com         NEW YORK OFFICE
PATRICK F. MARZANO, CPA                                   225 WEST 34TH STREET
FRANK P. MARZANO, CPA                                      NEW YORK, NY 10122
ANTHONY J. VIOLA, CPA                                       TEL: 212-629-0077
MARTIN S. KAPLAN, CPA                                       FAX: 212-947-7708


                                  May 22, 2000


Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

         We would like to inform you that we have read the disclosures provided by America's Sports Voice, Inc. (Comm. Number 0-28103) in its filing of Form 8-K dated May 22, 2000 and that there are no disagreements regarding the statements made under Item 4-Changes in Registrant's Certifying Accountant.

                                    Very truly yours,


                                    s/Anthony J. Viola, CPA

                                    Anthony J. Viola, CPA